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FICO Score                           Note: Cells in red font are calculations

-----------------------------------------------------------------------------------------------------------------------------
FICO                              Total Balance                                     Adjusted Balance[1]
                                         Amount         %[2]    LTV                 Amount                             %[2]
-----------------------------------------------------------------------------------------------------------------------------
FICO NA                                       0           0%  > 65.0                                 0                    0%
0 - 500                               3,372,860           1%  > 65.0                         2,890,777                    0%
500.01 - 550                        159,049,156          27%  > 70.0                       119,209,752                   21%
550.01 - 575                         86,400,462          15%  > 70.0                        66,656,267                   11%
575.01 - 600                         86,045,547          15%  > 70.0                        69,798,955                   12%
600.01 - 620                         58,072,347          10%  > 70.0                        48,538,723                    8%
620.01 - 650                         80,240,061          14%  > 80.0                        40,368,492                    7%
650.01 - 680                         46,565,634           8%  > 80.0                        24,753,453                    4%
680.01 - 700                         19,888,178           3%  > 85.0                         6,927,065                    1%
700.01 - 750                         28,653,278           5%  > 85.0                         8,470,344                    1%
750.01 - 800                         12,613,503           2%  > 85.0                         3,318,792                    1%
800 +                                         0           0%  > 85.0                                 0                    0%
-----------------------------------------------------------------------------------------------------------------------------
Total:                              580,901,026         100%                               390,932,621                   67%
                FICO: Average               596                                Min:       500                             Max:



FICO Score
----------------------------------------------------------------------------------------------------------------------------
FICO                              WA Loan Balance                   WAC              WA FICO       WA Combined LTV
----------------------------------------------------------------------------------------------------------------------------
FICO NA
0 - 500                                   160,612                 8.096                  500                 73.68
500.01 - 550                              141,126                 8.266                  527                 75.71
550.01 - 575                              147,441                 7.840                  563                 78.29
575.01 - 600                              159,049                 7.629                  589                 79.91
600.01 - 620                              152,822                 7.432                  611                 80.10
620.01 - 650                              152,258                 7.312                  635                 82.00
650.01 - 680                              154,191                 7.276                  663                 82.55
680.01 - 700                              177,573                 6.852                  691                 83.34
700.01 - 750                              194,920                 6.282                  722                 82.53
750.01 - 800                              210,225                 5.762                  772                 78.53
800 +
----------------------------------------------------------------------------------------------------------------------------
Total:                                    152,748                 7.612                  596                 79.22
                                         798

                              Collateral Cuts for 2003-NC7

------------------------------------------------------------------------------------------------------------------------------------
FICO                          WA DTI            % SFD/ PUD         % Owner Occ.            % Full Doc        % Cashout Refi
------------------------------------------------------------------------------------------------------------------------------------
FICO NA
0 - 500                        39.26                  98.5                 92.1                  86.1                  58.2
500.01 - 550                   40.93                  89.5                 97.0                  64.4                  72.3
550.01 - 575                   40.04                  91.4                 96.4                  65.5                  69.0
575.01 - 600                   40.56                  86.5                 95.2                  60.6                  62.0
600.01 - 620                   39.93                  86.7                 95.4                  70.8                  56.8
620.01 - 650                   40.36                  83.9                 95.2                  63.8                  59.4
650.01 - 680                   40.08                  77.0                 90.9                  55.6                  58.5
680.01 - 700                   40.17                  73.3                 86.4                  42.0                  43.5
700.01 - 750                   39.30                  80.5                 83.5                  37.2                  31.6
750.01 - 800                   39.00                  86.6                 90.1                  45.1                  36.7
800 +
------------------------------------------------------------------------------------------------------------------------------------
Total:                         40.34                  86.3                 94.6                  61.5                  62.0

Debt To Income (DTI) Ratio

------------------------------------------------------------------------------------------------------------------------------------
DTI                                             Total Balance                        FICO                        Adjusted Balance[1]
                                                       Amount                  %[2]                                           Amount
------------------------------------------------------------------------------------------------------------------------------------
<= 20                                              17,864,480                    3%  < 550                                 3,790,105
20.001 - 25.00                                     21,522,859                    4%  < 550                                 5,209,951
25.001 - 30.00                                     39,635,893                    7%  < 575                                19,362,904
30.001 - 35.00                                     70,485,402                   12%  < 575                                29,558,508
35.001 - 40.00                                     94,436,761                   16%  < 600                                52,582,911
40.001 - 45.00                                    131,104,503                   23%  < 625                                86,291,156
45.001 - 50.00                                    164,710,107                   28%  < 650                               135,311,771
50.001 - 55.00                                     38,039,824                    7%  < 675                                35,883,360
55+                                                 3,101,197                    1%  < 700                                 3,101,197
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            580,901,026                  100%                                      371,091,864
                 DTI: Average                           40.34                                         Min:           5.63


------------------------------------------------------------------------------------------------------------------------------------
DTI                                                WA Loan Balance                   WAC              WA FICO       WA Combined LTV
                                     %[2]
------------------------------------------------------------------------------------------------------------------------------------
<= 20                                  1%                  124,926                 7.819                  604                 75.34
20.001 - 25.00                         1%                  123,695                 7.824                  596                 76.09
25.001 - 30.00                         3%                  127,447                 7.703                  592                 77.44
30.001 - 35.00                         5%                  146,845                 7.568                  600                 79.24
35.001 - 40.00                         9%                  155,836                 7.590                  596                 78.75
40.001 - 45.00                        15%                  158,530                 7.630                  602                 81.31
45.001 - 50.00                        23%                  163,403                 7.556                  595                 80.83
50.001 - 55.00                         6%                  163,261                 7.612                  574                 72.20
55+                                    1%                  147,676                 7.712                  556                 71.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                64%                  152,748                 7.612                  596                 79.22
                                     Max:          59.63


------------------------------------------------------------------------------------------------------------------------------------
DTI                                   WA DTI            % SFD/ PUD         % Owner Occ.            % Full Doc        % Cashout Refi
------------------------------------------------------------------------------------------------------------------------------------
<= 20                                  16.44                  86.6                 78.0                  47.1                  64.4
20.001 - 25.00                         22.81                  88.0                 92.1                  59.7                  66.9
25.001 - 30.00                         27.69                  90.3                 94.6                  62.4                  67.9
30.001 - 35.00                         32.78                  87.6                 93.2                  63.1                  59.9
35.001 - 40.00                         37.49                  85.6                 96.7                  56.5                  62.7
40.001 - 45.00                         42.81                  85.3                 96.3                  57.0                  59.3
45.001 - 50.00                         48.01                  86.3                 95.0                  64.4                  59.3
50.001 - 55.00                         52.67                  83.0                 92.7                  77.2                  73.8
55+                                    56.70                  90.4                 97.4                  91.1                  78.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 40.34                  86.3                 94.6                  61.5                  62.0

Loan To Value (LTV) Ratio

------------------------------------------------------------------------------------------------------------------------------------
LTV                                             Total Balance                         DTI                        Adjusted Balance[1]
                                                       Amount                  %[2]                                           Amount
------------------------------------------------------------------------------------------------------------------------------------
Less 60.00                                         38,642,807                    7%  > 50                                  5,318,451
60.01 - 70.00                                      69,812,344                   12%  > 50                                 10,945,796
70.01 - 80.00                                     218,541,805                   38%  > 50                                 15,987,659
80.01 - 85.00                                     113,007,901                   19%  > 50                                  4,955,205
85.01 - 90.00                                     112,093,389                   19%  > 50                                  3,933,910
90.01 - 95.00                                      16,481,138                    3%  > 50                                          0
95.01 - 100.00                                     12,321,644                    2%  > 50                                          0
100+                                                        0                    0%  > 50                                          0
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            580,901,026                  100%                                       41,141,021
                 LTV: Average                           79.22                  Min:         14.15                        Max: 100,00


------------------------------------------------------------------------------------------------------------------------------------
LTV                                                              WA Loan Balance                   WAC             WA  FICO
                                                   %[2]
------------------------------------------------------------------------------------------------------------------------------------
Less 60.00                                           1%                  123,459                 7.651                  580
60.01 - 70.00                                        2%                  153,772                 7.575                  576
70.01 - 80.00                                        3%                  163,335                 7.433                  596
80.01 - 85.00                                        1%                  156,304                 7.702                  580
85.01 - 90.00                                        1%                  172,984                 7.512                  617
90.01 - 95.00                                        0%                  179,143                 7.510                  654
95.01 - 100.00                                       0%                   52,433                11.098                  652
100+                                                 0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               7%                  152,748                 7.612                  596


---------------------------------------------------------------------------------------------------------------------------------
LTV                        WA Combined LTV      WA  DTI       % SFD/ PUD        % Owner Occ        % Full Doc     % Cashout Refi
---------------------------------------------------------------------------------------------------------------------------------
Less 60.00                         50.34          39.67             79.9               91.2              68.7               83.2
60.01 - 70.00                      66.25          39.37             84.5               91.7              64.0               79.7
70.01 - 80.00                      77.99          40.14             86.6               93.3              59.2               62.2
80.01 - 85.00                      84.57          40.76             87.1               94.5              61.4               62.8
85.01 - 90.00                      89.66          41.26             88.9               98.7              59.2               50.9
90.01 - 95.00                      94.85          38.54             80.3              100.0              77.8               34.9
95.01 - 100.00                     99.97          41.63             87.5              100.0              63.4               22.1
100+
---------------------------------------------------------------------------------------------------------------------------------
Total:                             79.22          40.34             86.3               94.6              61.5               62.0


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                     Total Balance                              WA Loan Balance                       WAC
                                                       Amount                  %[2]
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                                           14,450,947                    2%                 41,926                     9.638
$51 - $200K                                       284,741,160                   49%                114,145                     7.976
$200.1 - $250K                                     79,879,731                   14%                223,819                     7.360
$250.1 - $300K                                     63,705,388                   11%                272,245                     7.365
$300.1 - $400K                                     82,519,243                   14%                342,403                     7.105
$400.1 - $500K                                     40,068,686                    7%                450,210                     6.816
$500.1 - $600K                                     10,155,429                    2%                564,191                     5.981
$600.1 - $700K                                      3,920,384                    1%                653,397                     5.926
$700.1 - $800K                                      1,460,058                    0%                730,029                     6.183
$800.1 - $900K                                              0                    0%
$900.1 - $1000K                                             0                    0%
>$1000K                                                     0                    0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            580,901,026                  100%                152,748                     7.612
                                   Principal Balance: Average               152,748                   Min:


------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                WA   FICO         WA Combined LTV                 WA DTI           % SFD/ PUD           %
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                                         600                    79.95                 37.77                 90.7
$51 - $200K                                      586                    78.71                 39.56                 89.1
$200.1 - $250K                                   591                    79.31                 41.60                 85.4
$250.1 - $300K                                   591                    80.21                 40.69                 83.9
$300.1 - $400K                                   614                    80.54                 41.64                 80.3
$400.1 - $500K                                   622                    79.78                 40.91                 80.5
$500.1 - $600K                                   657                    78.20                 40.49                100.0
$600.1 - $700K                                   702                    68.44                 40.98                 84.1
$700.1 - $800K                                   614                    67.31                 42.86                 51.2
$800.1 - $900K
$900.1 - $1000K
>$1000K
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           596                    79.22                 40.34                 86.3
                                   Principal Balance: Average               152,748                   Min:


--------------------------------------------------------------------------------------------------
Scheduled Principal Balance       % Owner Occ           % Full Doc        % Cashout Refi
--------------------------------------------------------------------------------------------------
0 - $50K                                 90.6                 76.9                  52.5
$51 - $200K                              94.5                 67.7                  61.6
$200.1 - $250K                           96.6                 61.9                  64.2
$250.1 - $300K                           95.7                 57.9                  65.6
$300.1 - $400K                           94.6                 47.0                  63.4
$400.1 - $500K                           89.7                 48.7                  54.1
$500.1 - $600K                           94.5                 49.7                  73.0
$600.1 - $700K                          100.0                 50.2                  33.7
$700.1 - $800K                          100.0                100.0                 100.0
$800.1 - $900K
$900.1 - $1000K
>$1000K
--------------------------------------------------------------------------------------------------
Total:                                   94.6                 61.5                  62.0
                                        25,758       Max:                           747,266



Documentation Type

------------------------------------------------------------------------------------------------------------------------------------
Doc Type                                        Total Balance                              WA Loan Balance                       WAC
                                                       Amount                  %[2]
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                          356,963,705                   61%                140,870                     7.511
Stated Doc                                        195,322,046                   34%                177,565                     7.811
Limited Doc                                        28,615,275                    5%                169,321                     7.516
NINA                                                        0                    0%
Other                                                       0                    0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            580,901,026                  100%                152,748                     7.612


------------------------------------------------------------------------------------------------------------------------------------
Doc Type                       WA FICO      WA Combined LTV        WA     DTI       % SFD/ PUD       % Owner Occ     % Cashout Refi

------------------------------------------------------------------------------------------------------------------------------------
Full Doc                           590                78.90             40.83             87.4              95.4               62.8
Stated Doc                         607                79.83             39.79             83.5              93.7               59.7
Limited Doc                        599                78.94             37.97             91.9              90.4               68.3
NINA
Other
------------------------------------------------------------------------------------------------------------------------------------
Total:                             596                79.22             40.34             86.3              94.6               62.0



Property Type

------------------------------------------------------------------------------------------------------------------------------------
Property Type                                   Total Balance                              WA Loan Balance                       WAC
                                                       Amount                  %[2]
------------------------------------------------------------------------------------------------------------------------------------
Single Family                                     438,042,032                   75%                145,868                     7.650
PUD                                                63,101,089                   11%                177,250                     7.511
Townhouse                                                   0                    0%
2-4 Family                                         52,493,244                    9%                219,637                     7.471
Condo                                              27,049,518                    5%                133,909                     7.503
Manufactured                                          215,142                    0%                 71,714                     8.771
Other                                                       0                    0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                            580,901,026                  100%                152,748                     7.612


------------------------------------------------------------------------------------------------------------------------------------
Property Type                   WA FICO      WA Combined LTV          WA DTI       % Owner Occ        % Full Doc     % Cashout Refi

------------------------------------------------------------------------------------------------------------------------------------
Single Family                       592                79.43           40.26              95.8              62.7               63.3
PUD                                 601                79.43           40.20              96.6              59.1               54.1
Townhouse
2-4 Family                          615                77.54           40.79              82.5              55.6               64.3
Condo                               609                78.63           41.13              93.7              58.7               55.2
Manufactured                        565                58.80           38.84             100.0              22.1               22.1
Other
------------------------------------------------------------------------------------------------------------------------------------
Total:                              596                79.22           40.34              94.6              61.5               62.0


Primary Mortgage Insurance

-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                Total Balance                      WA Loan Balance        WAC        WA FICO     WA Combined LTV
                                         Amount          %[2]
-----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                                         0%
Loans >80 LTV w/o MI                                       0%
Other                                                      0%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                        0            0%


------------------------------------------------------------------------------------------------------------
Mortgage Insurance                WA DTI       % Owner Occ     % Cashout Refi     % Full Doc Is MI down
                                                                                            to 60 LTV
------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI
Loans >80 LTV w/o MI
Other
------------------------------------------------------------------------------------------------------------
Total:

Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
Loan Purpose                   Total Balance                         WA Loan Balance                WAC          WA. FICO
                                      Amount             %[2]
-----------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                         0               0%
Refinance - Cashout              360,201,789              62%                156,746              7.640               586
Purchase                         120,372,400              21%                144,331              7.495               632
Refinance - Rate Term            100,326,837              17%                149,518              7.653               588
Other                                      0               0%
-----------------------------------------------------------------------------------------------------------------------------
Total:                           580,901,026             100%                152,748              7.612               596


-----------------------------------------------------------------------------------------------------
Loan Purpose                   WA Combined LTV          WA DTI      % SFD/ PUD      % Owner Occ

-----------------------------------------------------------------------------------------------------
Debt Consolidation
Refinance - Cashout                      77.12           40.27            86.5             94.8
Purchase                                 85.05           40.39            83.4             93.2
Refinance - Rate Term                    79.75           40.53            89.1             95.3
Other
-----------------------------------------------------------------------------------------------------
Total:                                   79.22           40.34            86.3             94.6


Fixed Vs. Floating Collateral

------------------------------------------------------------------------------------------------------------------------------------
Collateral Type               Total Balance                       WA Loan Balance            WAC         WA FICO     WA Combined LTV
                                     Amount           %[2]
------------------------------------------------------------------------------------------------------------------------------------
Fixed                           150,244,786            26%                116,650          7.964             607               77.57
Floating                         27,793,966             5%                326,988          4.926             726               80.58
A2/6                            389,291,293            67%                164,884          7.676             582               79.73
A3/6                             13,570,981             2%                196,681          7.380             599               79.94
Other                                  0.00             0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                          580,901,026           100%                152,748          7.612             596               79.22


------------------------------------------------------------------------------------------------------------------------------------
Collateral Type               WA DTI       % SFD/ PUD       % Owner Occ      % Cashout Refi                 Index         Margin

------------------------------------------------------------------------------------------------------------------------------------
Fixed                          39.86             84.6              92.3                62.4                                0.000
Floating                       40.50             93.7              95.5                41.5         1 Month Libor          3.545
A2/6                           40.49             86.6              95.3                63.2         6 Month Libor          5.739
A3/6                           40.81             78.7              96.6                66.4         6 Month Libor          5.599
Other
------------------------------------------------------------------------------------------------------------------------------------
Total:                         40.34             86.3              94.6                62.0                                5.593



Lien Status

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status               Total Balance                       WA Loan Balance             WAC         WA FICO       WA Combined LTV
                                 Amount           %[2]
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                  568,087,966            98%                159,620           7.534             595                 78.76
Second Lien                  12,813,060             2%                 52,513          11.100             652                 99.61
Third Lien                            0             0%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      580,901,026           100%                152,748           7.612             596                 79.22


--------------------------------------------------------------------------------------
Lien Status                WA DTI     % SFD/ PUD       % Owner Occ    % Cashout Refi

--------------------------------------------------------------------------------------
First Lien                  40.31           86.2              94.4              62.9
Second Lien                 41.66           88.0             100.0              24.1
Third Lien
--------------------------------------------------------------------------------------
Total:                      40.34           86.3              94.6              62.0


Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type             Total Balance                       WA Loan Balance             WAC        WA. FICO       WA Combined LTV
                                  Amount           %[2]
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence            549,275,080            95%                153,815           7.608             594                 79.49
Second Home                    3,162,391             1%                287,490           6.671             662                 73.60
Investment                    28,463,556             5%                128,794           7.796             627                 74.61
Non-owner                              0             0%
Other                                  0             0%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       580,901,026           100%                152,748           7.612             596                 79.22


--------------------------------------------------------------------------------------
Occupancy Type             WA DTI     % SFD/ PUD       % Owner Occ    % Cashout Refi

--------------------------------------------------------------------------------------
Primary Residence           40.50           87.5             100.0              62.2
Second Home                 32.06           89.9               0.0              33.3
Investment                  38.13           62.8               0.0              61.8
Non-owner
Other
--------------------------------------------------------------------------------------
Total:                      40.34           86.3              94.6              62.0


Prepayment Penalty

-------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination     Total Balance                      WA Loan Balance          WAC       # of Loans
                                                  Amount          %[2]
-------------------------------------------------------------------------------------------------------------------------------
0 Months                                     113,596,927           20%                150,260        7.319              756
6 Months                                               0            0%
12 Months                                     40,186,328            8%                200,932        7.420              200
24 Months                                    332,638,126           57%                155,948        7.720            2,133
36 Months                                     94,479,646           16%                132,324        7.666              714
60 Months                                              0            0%
Other                                                  0
-------------------------------------------------------------------------------------------------------------------------------
Total:                                       580,901,026          101%                152,748        7.612            3,803


----------------------------------------------------------------------------------------------------------------------------
Prepayment Charges Term at Origination     WA FICO       WA Combined LTV        WA DTI      % SFD/ PUD       % Owner Occ

----------------------------------------------------------------------------------------------------------------------------
0 Months                                       630                 79.32         40.14            83.3              92.8
6 Months
12 Months                                      603                 78.54         40.40            74.3              94.8
24 Months                                      582                 80.12         40.64            88.7              96.1
36 Months                                      600                 76.22         39.47            86.5              91.2
60 Months
Other
----------------------------------------------------------------------------------------------------------------------------
Total:                                         596                 79.22         40.34            86.3              94.6


-----------------------------------------------------------
Prepayment Charges Term at Origination    % Cashout Refi

-----------------------------------------------------------
0 Months                                            63.6
6 Months
12 Months                                           60.0
24 Months                                           62.2
36 Months                                           60.2
60 Months
Other
-----------------------------------------------------------
Total:                                              62.0



Section 32 loans

------------------------------------------------------------------------------------------------------------------------------------
                       Total Balance                     WA Loan Balance       WAC      WA FICO     WA Combined LTV      WA DTI
                       ---------------------------
                        Amount              %[2]
                                            ----
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans           0                 0%                0                0            0                 0              0
------------------------------------------------------------------------------------------------------------------------------------
Total:                     -                                   0                0            0              0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
                      % SFD/ PUD           % Owner Occ       % Cashout Refi



-------------------------------------------------------------------------------
Section 32 Loans             0                     0                    0
-------------------------------------------------------------------------------
Total:                     0.0                   0.0                  0.0
-------------------------------------------------------------------------------




GA % and Top 5 States
---------------------

--------------------------------------------------------------
State                                                    %[2]
                                                         ----
--------------------------------------------------------------
GEORGIA*                                                 0.00
--------------------------------------------------------------
KENTUCKY                                                 0.23
--------------------------------------------------------------
California                                              41.28
--------------------------------------------------------------
Florida                                                  6.36
--------------------------------------------------------------
Texas                                                    4.94
--------------------------------------------------------------
New York                                                 4.66
--------------------------------------------------------------
Illinois                                                 4.29
--------------------------------------------------------------



Top 5 MSA
---------

-------------------------------------------------
                   MSA                      %[2]
                   ---                      ----
-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------



Top 5 Originators
-----------------

--------------------------------------------------------------------
Originator                                                     %[2]
                                                               ----
--------------------------------------------------------------------
New Century                                                     100
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------



Servicers
---------

----------------------------------------------------------------
Servicer                                                   %[2]
                                                           ----
----------------------------------------------------------------
Home EQ                                                     100
----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------





STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

             ----------------------------------------------------------------------------------------------------------------------
             Standard & Poors: Analyst Name :                                                   Moody's: Analyst Name :
             ----------------                                                                   -------
             ----------------------------------------------------------------------------------------------------------------------
             Foreclosure Frequency                Loss Severity         Cumulative Losses       Foreclosure Frequency
-----------------------------------------------------------------------------------------------------------------------------------
AA
-----------------------------------------------------------------------------------------------------------------------------------
A
-----------------------------------------------------------------------------------------------------------------------------------
A-
-----------------------------------------------------------------------------------------------------------------------------------
BBB+
-----------------------------------------------------------------------------------------------------------------------------------
BBB
-----------------------------------------------------------------------------------------------------------------------------------
BBB-
-----------------------------------------------------------------------------------------------------------------------------------
B
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
             -------------------------------------------------------

             -------------------------------------------------------
                     Loss Severity          Cumulative Losses
--------------------------------------------------------------------
AA
--------------------------------------------------------------------
A
--------------------------------------------------------------------
A-
--------------------------------------------------------------------
BBB+
--------------------------------------------------------------------
BBB
--------------------------------------------------------------------
BBB-
--------------------------------------------------------------------
B
--------------------------------------------------------------------


Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                   ----------------------------------------------------------------------------------------------------
                   Breakeven CDR                                        Cumulative Losses
-----------------------------------------------------------------------------------------------------------------------
                   25 CPR          40 CPR          60 CPR               25 CPR                40 CPR            60 CPR
-----------------------------------------------------------------------------------------------------------------------
 AA
-----------------------------------------------------------------------------------------------------------------------
  A
-----------------------------------------------------------------------------------------------------------------------
BBB
-----------------------------------------------------------------------------------------------------------------------
BBB-
-----------------------------------------------------------------------------------------------------------------------


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


                 ---------------------------------------------------------------------------------------------------------------
                 Multiple of Default Ramp                                      Cumulative Losses
--------------------------------------------------------------------------------------------------------------------------------
                 25 CPR             40 CPR           60 CPR                    25 CPR                40 CPR            60 CPR
--------------------------------------------------------------------------------------------------------------------------------
 AA
--------------------------------------------------------------------------------------------------------------------------------
  A
--------------------------------------------------------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------------------------------------------------------

0 - 500          160612.3605      8.095586107             500      73.67979909      39.26420979     98.51881411    92.07635348
500.01 - 550     141126.1369      8.266070527     526.7636515      75.70967528      40.93119573     89.46631279    97.03465701
550.01 - 575     147441.0606      7.840140086     562.6412561      78.28961189      40.04305152     91.44390847    96.43928924
575.01 - 600      159049.071      7.628918798      588.524888       79.9055159      40.55512827     86.53529641    95.21118629
600.01 - 620     152821.9659      7.432082338     610.7873025       80.0959809      39.93355665     86.66569851    95.40604027
620.01 - 650     152258.1797      7.311961592       635.06164      81.99922794      40.35850615     83.90250141    95.17415999
650.01 - 680     154190.8404       7.27624387     663.0827952      82.54608092      40.07672538     76.95961682    90.92042798
680.01 - 700     177573.0221      6.851618888     690.6555427      83.33935867      40.16791382      73.3043717    86.41437795
700.01 - 750     194920.2617      6.282231233     722.2336737      82.53151827      39.30421765      80.5029152     83.4830687
750.01 - 800     210225.0502      5.761609616     771.8789288      78.52575232      38.99954041     86.59363597    90.14789199

Total:           152748.1005      7.612180507     595.9545372      79.21726524      40.33805194     86.26996664    94.55570828

TABLE (CONTINUED)
0 - 500         86.09186448          58.22875454
500.01 - 550     64.3831693          72.32511328
550.01 - 575    65.52011043          69.03671817
575.01 - 600    60.57587882          61.95322918
600.01 - 620    70.83495615           56.8273013
620.01 - 650    63.81370878          59.40078128
650.01 - 680    55.62604247          58.54087298
680.01 - 700    41.96759574          43.48787906
700.01 - 750    37.18276078          31.59567046
750.01 - 800    45.05937903          36.65161451

Total:          61.45000428          62.00742857





        <=    20.00        124926.4338       7.819320165     604.0485666     75.33656533     16.44087354       86.56555911
   20.01 -    25.00        123694.5943       7.823776852     595.7785162     76.08778665      22.8081084       87.97076856
   25.01 -    30.00        127446.6007       7.702615901     591.9700116     77.43793577     27.68855135       90.29002395
   30.01 -    35.00        146844.5867       7.567641048     599.8387579     79.24436752     32.78345982       87.55008372
   35.01 -    40.00        155836.2392       7.590309144     595.9267002     78.75297812     37.49425105       85.60587637
   40.01 -    45.00         158530.234       7.629656199     602.1145269     81.31461473     42.80733224       85.30164348
   45.01 -    50.00        163402.8837       7.556172567     595.2834583     80.83135045     48.00658842       86.32021701
   50.01 -    55.00        163261.0465        7.61193208     574.2326393     72.20055199     52.66876557       83.04048195
   55.01 +                 147676.0638       7.711863356     555.7118016     71.22977241     56.70264329       90.39208127
Total:                     152748.1005       7.612180507     595.9545372     79.21726524     40.33805194       86.26996664

TABLE (CONTINUED)
        <=    20.00      78.00665005            47.1121705          64.43229577
   20.01 -    25.00      92.11144678           59.65487032          66.93091222
   25.01 -    30.00      94.61282134           62.42299316          67.90419311
   30.01 -    35.00      93.16974331            63.1334398          59.87583918
   35.01 -    40.00      96.69223746           56.54973262          62.70753823
   40.01 -    45.00      96.27053589           56.98287501          59.31533458
   45.01 -    50.00      95.04375858           64.44927208           59.3102967
   50.01 -    55.00      92.65796716           77.22737288          73.79367612
   55.01 +               97.42195348            91.0514595          78.11850342
Total:                   94.55570828           61.45000428          62.00742857





       <=   60.00     123459.4484      7.651378658       579.7562195       50.34083135     39.67147567      79.87975214
  60.01 -   70.00     153771.6818       7.57520824       575.6036225       66.25369118     39.37439268      84.49453044
  70.01 -   80.00     163334.6823      7.433139455       595.5243617       77.98696881     40.13528181      86.59110357
  80.01 -   85.00     156304.1501      7.701615784       579.7193456       84.57375433     40.75984932      87.08489451
  85.01 -   90.00     172983.6246      7.512468037       616.7532894       89.66358274     41.26036932      88.87754835
  90.01 -   95.00        179142.8      7.509991275       653.7070304       94.85463632     38.54149711      80.27649044
  95.01 -  100.00     52432.52583       11.0978161       652.1305154        99.9730013     41.62883679      87.49502182

Total:                152748.1005      7.612180507       595.9545372       79.21726524     40.33805194      86.26996664

TABLE (CONTINUED)
 91.15468424           68.74127413          83.17425163
 91.68788464           64.02314525          79.68296154
 93.29045377           59.17319679          62.21487017
 94.47534456           61.40474036           62.7622106
 98.66314593           59.20229374          50.90085216
         100           77.81192622          34.91936145
         100           63.36460794          22.14822556

 94.55570828           61.45000428          62.00742857





        0.01 -         50,999.00     41925.97549     9.638292224      600.1414992     79.94851659      37.77080171      90.71215132
   50,999.01 -        200,100.00     114145.3688     7.976482369      585.7390599     78.71102137      39.55797148      89.09670002
  200,100.01 -        250,100.00     223819.3684     7.360016582      591.0335279     79.31312391      41.60245074      85.35857409
  250,100.01 -        300,100.00     272245.2463     7.364753864       590.768956     80.21195528      40.68681608      83.86529543
  300,100.01 -        400,100.00     342403.4995      7.10510544      613.6981673     80.53630154      41.63987133      80.29446164
  400,100.01 -        500,100.00     450209.9507     6.816319223      621.7758694     79.77690931       40.9149945      80.47587184
  500,100.01 -        600,100.00     564190.5244     5.981369798      656.7132657     78.20496607      40.49371401              100
  600,100.01 -        700,100.00      653397.375     5.925596375       701.819341      68.4408235      40.97808735      84.10243384
  700,100.01 -        800,100.00      730028.855     6.182673679      614.1652792     67.31472076      42.85581808      51.18056601

Total:                               152748.1005     7.612180507      595.9545372     79.21726524      40.33805194      86.26996664

TABLE (CONTINUED)
        0.01 -        90.61300605           76.85422979          52.47813909
   50,999.01 -        94.51615415           67.68064063          61.60465551
  200,100.01 -         96.5709606           61.85908396          64.19590871
  250,100.01 -        95.72540518           57.85676109           65.6265433
  300,100.01 -        94.58564831           46.99549133          63.42436358
  400,100.01 -        89.72337573           48.67272578          54.11845168
  500,100.01 -        94.47313377           49.73000915          73.03944283
  600,100.01 -                100           50.24811943            33.668112
  700,100.01 -                100                   100                  100

                      94.55570828           61.45000428          62.00742857





Full Doc           140869.6549      7.510983316       589.581576       78.90476465      40.82807029     87.35569646     95.36062777
Stated Doc          177565.496      7.811218491      607.1366215       79.82839394      39.78992574     83.46292445     93.68948468
Limited Doc        169321.1549      7.515980771      599.1279567       78.94414051      37.96667394      91.8862356     90.42733717


Total:             152748.1005      7.612180507      595.9545372       79.21726524      40.33805194     86.26996664     94.55570828

TABLE (CONTINUED)
Full Doc                            100          62.76696138
Stated Doc                            0          59.70047498
Limited Doc                           0          68.27936707


Total:                      61.45000428          62.00742857






PUD                  177250.2513      7.511242673     600.7881123      79.42742308     40.19928178             100      96.64487722
Single Family        145868.1426      7.649791734     592.1289665      79.43409002     40.25596201             100      95.75481461
2-4 Family           219637.0043       7.47099295     615.3755767      77.54294313     40.78884867               0      82.46647373
Condo                133908.5062       7.50334452     609.1867603      78.62735758     41.12823078               0      93.68116529
Manufactured            71714.14      8.771147295     565.0833618      58.80178236     38.83973897               0              100


Total:               152748.1005      7.612180507     595.9545372      79.21726524     40.33805194     86.26996664      94.55570828

TABLE (CONTINUED)
PUD                           59.0852141          54.12593404
Single Family                62.67542772          63.30599754
2-4 Family                   55.63776487          64.29600174
Condo                        58.71419904          55.24017392
Manufactured                 22.12430724          22.12430724


Total:                       61.45000428          62.00742857




Refinance - Cashout       156745.7741     7.639884485     585.9032338     77.11808865     40.26911293       86.46845788
Purchase                  144331.4147     7.494915602     632.3063043     85.05152626     40.38595457       83.35409863
Refinance - Rate Term     149518.3867     7.653410108     588.4266219     79.75394282     40.52808882       89.05579282


Total:                    152748.1005     7.612180507     595.9545372     79.21726524     40.33805194       86.26996664

TABLE (CONTINED)
Refinance - Cashout         94.82443036           62.20270917             100
Purchase                    93.15933222           53.39638472               0
Refinance - Rate Term       95.26629548           68.41033396               0


Total:                      94.55570828           61.45000428     62.00742857






Fixed               116649.6784      7.964285583       606.7635465        77.56564157       39.86248963       84.6191547
Floating            326987.8331      4.926184906       726.3162665        80.58482987       40.50171359      93.65676736
A2/6                 164884.072            7.676       582.3761484        79.73197556       40.49331939      86.64463788
A3/6                 196680.891            7.380       598.8048697        79.93685615       40.81389695      78.67001126


Total:              152748.1005      7.612180507       595.9545372        79.21726524       40.33805194      86.26996664

TABLE (CONTINUED)

Fixed       92.28402393     74.66616737     62.42579856
Floating     95.5392296     44.41060903     41.51956093
A2/6          95.290948     58.02253801     63.15411309
A3/6         96.6005385     48.34966605     66.44239755


Total:      94.55570828     61.45000428     62.00742857





First Lien       159620.1085       7.53351315       594.6990629        78.75729047       40.30832814      86.23151862
Second Lien      52512.54078      11.10002645       651.6180464        99.61099871       41.65590508      87.97462241

Total:           152748.1005      7.612180507       595.9545372        79.21726524       40.33805194      86.26996664

TABLE (CONTINUED)

First Lien       94.43291386           61.39620351          62.86218536
Second Lien              100           63.83534918          24.11038848

Total:           94.55570828           61.45000428          62.00742857





Primary Residence   153815.4802      7.608087561       593.9456394        79.48840027       40.50023564      87.46624849
Second Home         287490.0536      6.670853105       662.2988133        73.60142729       32.06138538      89.93403911
Investment          128794.3704       7.79574851       627.3501572        74.60897801       38.12787794      62.77764404


Total:              152748.1005      7.612180507       595.9545372        79.21726524       40.33805194      86.26996664

TABLE (CONTINUED)

Primary Residence              100           61.97310655          62.18365024
Second Home                      0           44.87863911          33.33747176
Investment                       0           53.19657616           61.7921157


Total:                 94.55570828           61.45000428          62.00742857





0 Months         150260.4856      7.318815077         756        629.6583041       79.32139467      40.14391462        83.2537275
12 Months        200931.6376      7.419543451         200          603.11656       78.54071839      40.39708375       74.26079809
24 Months        155948.4885      7.720300139        2133         582.316634       80.11579507      40.64239961       88.68398456
36 Months        132324.4338      7.666182357         714        600.4002231       76.21634239      39.47483419       86.50541928



Total:           152748.1005      7.612180507        3803        595.9545372       79.21726524      40.33805194       86.26996664

TABLE (CONTINUED)
0 Months                 92.83217153          63.57396136
12 Months                94.80321254          59.95462488
24 Months                96.08018776          62.24199978
36 Months                91.15542242          60.17120238



Total:                   94.55570828          62.00742857





0







  California                           41.28350714
  Florida                              6.361207701
  Texas                                4.936036692
  New York                             4.657022428
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